                     OFI TREMONT MARKET NEUTRAL HEDGE FUND
                   Supplement dated December 28, 2007 to the
     Prospectus and Statement of Additional Information dated July 27, 2007

This supplement amends the Prospectus and the Statement of Additional
Information of OFI Tremont Market Neutral Hedge Fund (the "Market Neutral
Fund"), each dated July 27, 2007, by adding the following:

     The Board of Trustees of Market Neutral Fund has determined that it is in the best interest of Market Neutral Fund's shareholders that Market
     Neutral Fund reorganize with and into OFI Tremont Core Strategies Hedge
     Fund ("Core Strategies Fund"). The Board unanimously approved an
     Agreement and Plan of Reorganization to be entered into between Market
     Neutral Fund and Core Strategies Fund, whereby Core Strategies Fund will acquire all of the assets of Market Neutral Fund in exchange for shares of Core Strategies Fund (the "Reorganization"). If the Reorganization
     takes place, Market Neutral Fund shareholders will receive shares of
     Core Strategies Fund. Following the Reorganization, Market Neutral Hedge
     Fund will liquidate, dissolve and terminate its registration as a closed-end management investment company under the Investment Company
     Act of 1940.

     The Reorganization is conditioned upon, among other things, approval by
     Market Neutral Fund's shareholders. If all of the required approvals are obtained, it is anticipated that the Reorganization will occur in March
     2008 based Core Strategies Fund's net asset value as of  March 31, 2008, which is expected to take 30 to 60 days to finalize. Shareholders of record, as of December 31, 2007, will be entitled to vote on the
     Reorganization and will receive a combined proxy statement and prospectus describing the Reorganization and the shareholder meeting.
     The combined proxy statement and prospectus is expected to be distributed to shareholders of record in February 2008. The anticipated date for the shareholder meeting is on or about March 21, 2008, and, if approved by the shareholders, the Reorganization would take place shortly thereafter.

     Effective as of the close of the New York Stock Exchange on January 2,
     2008, investors will no longer be able to purchase shares of Market
     Neutral Fund. Any payments received after the close of the New York
     Stock Exchange on January 2, 2008 will be refunded.

December 28, 2007                                                  PS0481.005